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                                                                    EXHIBIT 10.2

                           PLEDGE AND ESCROW AGREEMENT

                  THIS PLEDGE AND ESCROW AGREEMENT (this "Agreement") is made and entered into and is effective for all purposes and in all respects as of the 31st day of October, 2002, by and between (i) iMapData.com, Inc., a Delaware Corporation ("Pledgor"), (ii) BrandPartners Group, Inc., a Delaware corporation (the "Pledgee"), and (iii) LandAmerica Financial Group, Inc., a Virginia corporation (the "Escrow Agent").

         WHEREAS, pursuant to that certain Stock Redemption Agreement, dated as of even date herewith, between Pledgor and Pledgee (the "Stock Redemption Agreement"), Pledgor redeemed from Pledgee 7,450,000 shares of the Common Stock of the Company (the "Redeemed Stock");

         WHEREAS, pursuant to the Stock Redemption Agreement, Pledgor issued a Promissory Note, dated as of even date herewith, in the principal amount of $1,550,000 (the "Note") to Pledgee as partial payment for the Redeemed Stock;

         WHEREAS, pursuant to the Stock Redemption Agreement, Pledgor has agreed to pledge 5,774,023 shares of the Redeemed Stock (the "Pledged Stock") to secure payment of the Note; and

         WHEREAS, Pledgor and Pledgee desire to have the Pledged Shares delivered to the Escrow Agent to be held by Escrow Agent to secure repayment of the Note, in accordance with the terms of this Agreement.

         NOW, THEREFORE, in consideration of the foregoing, of the mutual promises herein contained and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby covenant, warrant and represent as follows:

         1. Recitals. The foregoing recitals are hereby incorporated herein and, by this reference, made a part hereof.

         2. Pledge; Creation of Escrow; Appointment of Escrow Agent. As collateral security for the payment and performance of the obligations of Pledgor under the Note, Pledgor hereby grants to Pledgee a security interest in the Pledged Stock and a security interest in all other shares of stock or other securities received or receivable in respect of such Pledged Stock and any proceeds, substitutions or replacements for the Pledged Stock or additional shares issued to Escrow Agent or Pledgee pursuant to Section 4 hereof (collectively, the "Collateral"). The Pledgor and Pledgee hereby appoint Escrow Agent as their agent to hold the Collateral and, in pursuance thereof, Pledgor hereby delivers to the Escrow Agent the certificate representing the Pledged Stock. The Escrow Agent hereby acknowledges receipt of the certificate representing the Pledged Stock and agrees to comply with the provisions of this Agreement.

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         3. Filing. Pledgor will, at its expense, execute, deliver, file and record (in such manner and form as Pledgee may reasonably require), or permit Pledgee to file and record, any financing statements, continuation statements, specific assignment or other instruments that may be necessary or desirable in order to create, preserve, perfect or validate Pledgee's security interest in the Collateral or to enable Pledgee to exercise and enforce its rights hereunder.

         4. Events of Default. Pledgor shall be in default under this Agreement upon the happening of any of the following events or conditions (being hereinafter individually referred to as an "Event of Default"): (a) the occurrence of any event of default under the Note; (b) any default by Pledgor in the performance of any provision under this Agreement or the Stock Redemption Agreement, and the continuation of such default for a period of ten (10) days after Pledgee gives Pledgor written notice of such default; (c) the sale or transfer of all or substantially all of the assets of the Pledgor prior to the full satisfaction by the Pledgor of all amounts due under the Note; or (d) the issuance of shares of capital stock of the Pledgor after the date hereof (and prior to the satisfaction by the Pledgor of all amounts due under the Note); provided, that the limitation in this Section 4(d) hereof shall not apply to the issuance of additional shares of capital stock by the Pledgor to one or more individuals or entities purchasing shares of capital stock from the Pledgor (the "Additional Shares"), if as a part of such issuance, (i) the Pledgor reserves a sufficient number of shares of capital stock of the Pledgor (and includes such shares as part of the Pledged Shares) such that the aggregate percentage of stock ownership in the Pledgor represented by the Pledged Shares after issuance of the Additional Shares is equal to the aggregate percentage of stock ownership in the Pledgor represented by the Pledged Shares prior to the issuance of the Additional Shares and (ii) the proceeds received by the Pledgor from the issuance of such Additional Shares are used to pay the Note within three (3) business days of the issuance of such Additional Shares.

         5. Remedies Upon Default. Upon the occurrence of an Event of Default, Pledgee may, at its option, declare all of Pledgor's obligations under the Note immediately due and payable and may exercise all of its rights and remedies under this Agreement against Pledgor with respect to the Collateral and all of the rights and remedies of a secured party under the Uniform Commercial Code in force in the applicable jurisdiction as of the date of this Agreement and any other remedies available at law or equity.

         6. Expenses. Pledgor shall reimburse Pledgee for all reasonable out-of-pocket expenses, including the reasonable fees and disbursements of its counsel, which Pledgee incurs after an Event of Default in connection with (i) the collection, sale or other disposition of any of the Collateral, (ii) the exercise by Pledgee of any of the powers conferred upon it hereunder or (iii) any default on Pledgor's part hereunder.

         7. Terms of Escrow.

                  (a) The Escrow Agent shall release the Collateral as follows:

                           (i) Except if the Escrow Agent first receives a copy
of a "Default Notice" (as such term is defined in Section 7(a)(ii) hereof) from Pledgee to Pledgor pursuant to Section 7(a)(ii) hereof, the Escrow Agent shall deliver the Collateral to the Pledgor five (5) business days after Pledgor has given written notice to Pledgee and Escrow Agent that the Note has been satisfied in full; provided, however, that if on or before such fifth (5th) business day, the Escrow Agent shall receive written notice from Pledgee to withhold release of the Collateral


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which notice shall state that Pledgor, after taking into account all amounts due under the Note which have been offset upon the mutual agreement of the Pledgor and Pledgee and/or paid into escrow by Pledgor pursuant to Section 12 of the Note and Section 6.3 of the Stock Redemption Agreement, has not satisfied the
Note in full, the Escrow Agent shall not deliver the Collateral to Pledgor until the controversy with respect to satisfaction of the Note shall have been settled either by a written agreement between the Pledgor and the Pledgee or by a final decision of an arbitrator pursuant to the arbitration procedure set forth in
Section 8.11 of the Stock Redemption Agreement.

                           (ii) In the event that the Escrow Agent shall have
received a written request from Pledgee for release of the Collateral, which written request shall state that, after taking into account all amounts due under the Note which have been offset upon the mutual agreement of the Pledgor and Pledgee or paid into escrow by Pledgor pursuant to Section 12 of the Note and Section 6.3 of the Stock Redemption Agreement, the Pledgor has failed to satisfy the Note in full and such failure has continued for a period of five (5) business days after Pledgee has sent written notice to Pledgor (with a copy to Escrow Agent) of such failure to satisfy the Note (the "Default Notice"), then, on the fifth (5th) business day after such written request from Pledgee, the Escrow Agent shall deliver the Collateral to Pledgee; provided, however, if on or before such fifth (5th) business day, the Escrow Agent shall receive written notice from Pledgor to withhold release of the Collateral which notice shall state that the Note has been satisfied in full, then the Escrow Agent shall not deliver the Collateral to Pledgee until the controversy with respect thereto shall have been settled either by a written agreement between the Pledgor and Pledgee or by a final decision of an arbitrator pursuant to the arbitration procedure set forth in Section 8.11 of the Stock Redemption Agreement.

                           (iii) Any written notice sent to the Escrow Agent by
the Pledgee under Section 7(a)(i) above or by the Pledgor under Section 7(a)(ii) above which objects to release of the Collateral shall contain an affidavit, signed by the party so objecting, which shall state, in the case of an objection by the Pledgee, that after taking into account all amounts offset upon the mutual agreement of the Pledgor and Pledgee under the Note by Pledgor or paid into escrow by Pledgor pursuant to Section 12 of the Note and Section 6.3 of the Stock Redemption Agreement, Pledgor has failed to satisfy the note in full, or in the case of an objection by Pledgor, that, after taking into account all amounts due under the Note which have been offset upon the mutual agreement of the Pledgor and Pledgee or paid into escrow by Pledgor pursuant to Section 12 of the Note and Section 6.3 of the Stock Redemption Agreement, the Note has been satisfied in full.

                  (b) The Pledgor shall pay all reasonable fees and charges of the Escrow Agent in connection with the administration of the provisions of this Agreement.

                  (c) The acceptance by the Escrow Agent of its duties under this Agreement is subject to the following terms and conditions, which the parties to this Agreement hereby agree shall govern and control with respect to the rights, duties and liabilities of the Escrow Agent:

                           (i) The Escrow Agent shall be protected in acting
upon any written notice, request, waiver, consent, receipt, or other document furnished to it in accordance with the terms of this Agreement, not only as to its due execution and the validity and effectiveness of its provisions, but also as to the truth and acceptability of any information therein contained, which in good faith it believes to be genuine.

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                           (ii) The Escrow Agent shall not be liable for any
error of judgment, or for any act done or step taken or omitted by it in good faith, or for any mistake of fact or law, or for anything which it may do or refrain from doing in connection herewith, except for its own gross negligence or willful misconduct.

                           (iii) The Escrow Agent shall have no duties except
those which are expressly set forth herein, and it shall not be bound by the provisions of any other document or agreement.

                           (iv) The Escrow Agent may at any time resign
hereunder by giving written notice of its resignation to the Pledgor and Pledgee, at least ten (10) days prior to the date specified for such resignation to take effect and, upon such effective date, the Collateral shall be delivered by it to such person as may be designated by the mutual agreement of the Pledgor and Pledgee in writing as substitute Escrow Agent, whereupon all obligations hereunder of the Escrow Agent who is being replaced shall cease and terminate. If no such person shall have been designated by such date, all obligations of the Escrow Agent hereunder shall, nevertheless, cease and terminate, except that the Escrow Agent's sole responsibility thereafter shall be to deliver the Collateral to a person jointly designated by the Pledgor and Pledgee, or in accordance with the directions of a final order or judgment of a court of competent jurisdiction and the Escrow Agent shall have been notified thereof in writing signed by Pledgor and Pledgee. The rights of the Escrow Agent under this Section are cumulative of all other rights which it may have by law or otherwise.

         8. Elimination of the Security Interest. This Agreement and the security interest granted hereunder shall terminate with respect to all Collateral when all amounts due and owing on account of, and all obligations and liabilities of the Pledgor in respect of, the Note shall have been fully performed and satisfied. Upon the termination of Pledgee's security interest in any Collateral, Pledgee shall reassign and deliver to the Company, without recourse or representation, against the Pledgor's receipt and at the Pledgor's expense, any such Collateral in its possession, if any. Upon the request of the Pledgee and at its expense, Pledgor shall execute and deliver to the Company termination statements with respect to any financing statements filed hereunder.

         9. Modification; Waiver and Termination. Except with respect to the Note and the other documents or instruments expressly referred to herein or in the Stock Redemption Agreement, this Agreement contains the entire agreement between Pledgor and Pledgee with respect to the specific subject matter described herein. No modification or waiver of any provision of this Agreement or any such other documents shall be effective unless such modification or waiver shall be in writing and signed by Pledgor and Pledgee, and the same shall then be effective only for the period and on the conditions and for the specific instances and purposes specified in writing; provided, that the duties or responsibilities of the Escrow Agent may not be increased without the Escrow Agent's consent. This Agreement shall terminate upon release by the Escrow Agent of the Collateral pursuant to Section 7(a)(i) hereof.

         10. Notices. Any and all notices, requests, demands or other communications hereunder (including, without limitation, all notices under Section 7 hereof to the Escrow Agent) shall be deemed to have been duly given if in writing and if transmitted by (i) hand delivery, in which event effective notice shall be deemed to have been given as of the date of delivery, (ii) Federal Express, Express Mail or other nationally recognized overnight courier, in which event


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effective notice shall be deemed to have been given on the next business day after being sent, or (iii) by registered or certified mail, postage prepaid, return receipt requested, in which event effective notice shall be deemed to have been given five (5) business days after being sent, as follows:

                To Pledgor:      iMapData.com, Inc.
                                 1615 L Street, N.W., Suite 540
                                 Washington, D.C. 20036
                                 Attn: Chief Executive Officer

                With copy to:    Venable, Baetjer, Howard & Civiletti, LLP
                                 1201 New York Avenue, N.W., Suite 1000
                                 Washington, D.C. 20005
                                 Attn: Robert Gottlieb, Esquire

                To Pledgee:      BrandPartners Group, Inc.
                                 777 Third Avenue, 30th Floor
                                 New York, New York  10017
                                 Attn:  Edward T. Stolarski, CEO

                With copy to:    Modlin Haftel & Nathan, LLP
                                 777 Third Avenue, 30th Floor
                                 New York, New York  10017
                                 Attn:  Charles M. Modlin

                To Escrow Agent: LandAmerica Financial Group, Inc.
                                 1015 15th Street, N.W.
                                 Suite 300
                                 Washington, D.C. 20005
                                 Attn: Dennis J. Vendetti, Senior Vice President

or to such other address as any party may furnish to the others by notice in accordance with this Paragraph 10.

         11. Burden and Benefit. This Agreement shall inure to the benefit of, and be binding upon, the parties hereto and their respective beneficiaries, heirs, executors or administrators, personal or legal representatives, successors and assigns.

         12. Applicable Law. This Agreement shall be construed, enforced and interpreted in accordance with the laws of the State of Delaware (without regard to its laws relating to choice-of-law or conflicts-of-law).

         13. Headings. The headings herein are for convenience of reference only and shall not be used in construing or interpreting the provisions hereof.

         14. Counterparts. This Agreement may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute the same instrument.


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                         [SIGNATURES ON FOLLOWING PAGE]


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         IN WITNESS WHEREOF, the parties hereto have executed this Agreement under seal as of the date set forth above.

                               PLEDGOR:

                               IMAPDATA.COM, INC., a Delaware
                               corporation

                               By: /s/ William Lilley, III
                                   ---------------------------------------------
                               Name:   William Lilley, III
                               Title:  Chairman and Chief Executive Officer

                               PLEDGEE:

                               BRANDPARTNERS GROUP, INC., a Delaware corporation


                               By: /s/ Edward T. Stolarski

                               Name:   Edward T. Stolarski
                               Title:  Chairman and Chief Executive Officer

                               ESCROW AGENT:

                               LANDAMERICA FINANCIAL GROUP, INC., a Virginia corporation


                               By: /s/ Dennis J. Vendetti
                                   ---------------------------------------------
                                       Dennis J. Vendetti, Senior Vice President


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